Supplement, dated September 4, 2008,
                                     to the
                     Prospectus, dated February 1, 2008, for
                        Seligman Municipal Series, Inc.,
                                on behalf of its
                                  National Fund


On September 3, 2008, the Boards of Directors of each of Seligman Select Municipal Fund, Inc. ("Select Municipal"; NYSE: SEL) and Seligman Municipal Fund Series, Inc. ("SMFS") approved the acquisition (the "Acquisition") of Select Municipal by National Fund ("National Fund"), a series of SMFS. The Board of Directors of Select Municipal also recommended that stockholders of Select Municipal approve the Acquisition, at a Special Meeting of Stockholders ("Select Municipal").

As consideration for their shares, holders of Select Municipal's common stock will receive Class A shares of National Fund with a value equal to the net asset value of their shares of Select Municipal. Redemptions and exchanges of shares of National Fund issued pursuant to the Acquisition would be subject to a redemption fee of 2% for a period of one year following the closing of the Acquisition. The Acquisition is subject to approval by the stockholders of Select Municipal at the Select Municipal Meeting (approval of the Acquisition by shareholders of National Fund is not required). However, the Acquisition is also contingent on approval by shareholders of National Fund of the proposed new advisory agreement between National Fund and RiverSource Investments, LLC that will be voted on by National Fund's shareholders at a meeting to be held on November 3, 2008 (proxy statements will be mailed to National Fund shareholders in the coming weeks).

If Select Municipal stockholders approve the Acquisition at the Select Municipal Meeting, it is expected that the Acquisition will close in late 2008 or in the first quarter of 2009.